EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated April 2, 2001 relating to the financial statements, which appears in E-Loan's Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the references to us under the headings "Experts" in such Registration Statement.






/s/ PricewaterhouseCoopers LLP



San Francisco, California
April 10, 2001



                                  EXHIBIT 23.1
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